SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 29, 2001
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ENTERASYS NETWORKS, INC.

Exact Name of Registrant as Specified in Charter

Delaware	001-10228	04-2797263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Industrial Way, Rochester, NH	03867
(Address of Principal Executive Offices)	(Zip Code)

(603) 332-9400
Registrant's telephone number, including area code

ITEM 5. PRESS RELEASE REPORTING THIRD QUARTER FINANCIAL RESULTS AND UPDATED SALES RECOGNITION MODEL TO REFLECT SHIFT TO CHANNEL FOCUS.

            The attached exhibit contains the Company's press release reporting Enterasys' financial results for the third quarter (three months ended September 29, 2001).

EXHIBIT INDEX
Exhibit Number	Description
2.1	Press release reporting financial results for the third quarter (three months ended September 29, 2001).

SIGNATURES

            Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERASYS NETWORKS, INC.

Date: October 31, 2001	By:	/s/ Robert J. Gagalis
Robert J. Gagalis Executive Vice President, Chief Financial Officer